                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

 ........................SystemSoft Corporation........................
                (Name of Registrant as Specified in Its Charter)

 .........................SystemSoft Corporation........................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ..................................................................

     2)   Aggregate number of securities to which transaction applies:

          ..................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ..................................................................

     4)   Proposed maximum aggregate value of transaction:

          ..................................................................

     5)   Total fee paid:

          ..................................................................


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:________________________________
     2)   Form Schedule or Registration Statement No.:___________
     3)   Filing Party:__________________________________________
     4)   Dated Filed:___________________________________________

                            SYSTEMSOFT CORPORATION
                                2 VISION DRIVE
                          NATICK, MASSACHUSETTS 01760

                                                                   May 15, 1996

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of SystemSoft Corporation (the "Company"), which will be held on Wednesday, June 19, 1996 at 9:00 a.m. at the Boston Marriott at Copley Place in Boston, Massachusetts.

  The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its directors and officers.

  Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the meeting or vote your shares personally if you attend.

  We look forward to seeing you.

                                          Sincerely,

                                              [paste-up signature]

                                          Robert F. Angelo
                                          President, Chief Executive Officer
                                          and Chairman of the Board

                            SYSTEMSOFT CORPORATION
                                2 VISION DRIVE
                          NATICK, MASSACHUSETTS 01760

      NOTICE OF ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON JUNE 19, 1996

  The Annual Meeting of Stockholders of SystemSoft Corporation (the "Company") will be held at the Boston Marriott at Copley Place in Boston, Massachusetts on Wednesday, June 19, 1996 at 9:00 a.m., for the following purposes:

  1. To elect four directors for a one-year term.

  2. To approve an amendment to the Company's 1994 Omnibus Stock Plan increasing the maximum number of shares issuable thereunder from 750,000 to 2,000,000.

  3. To approve an amendment to the Company's 1994 Employee Stock Purchase Plan increasing the maximum number of shares issuable thereunder from 100,000 to 350,000.

  4. To transact such other business as may properly come before the meeting and any adjournments thereof.

  Stockholders of record at the close of business on May 14, 1996 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                              [paste-up signature]

                                          Steven A. Berns
                                          Secretary

May 15, 1996

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                            SYSTEMSOFT CORPORATION
                                2 VISION DRIVE
                          NATICK, MASSACHUSETTS 01760

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

  This Proxy Statement is furnished to the holders of common stock, $.01 par value (the "Common Stock"), of SystemSoft Corporation, a Delaware corporation (hereinafter referred to as the "Company"), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders to be held on June 19, 1996 and at any adjournment of that meeting. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Each properly signed proxy will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

  A person giving the enclosed proxy has the power to revoke it at any time before it is exercised at the meeting by written notice to the Secretary of the Company, by sending a later-dated proxy, or by revoking it in person at the meeting.

  The approximate date on which this Proxy Statement and the enclosed proxy will first be sent to stockholders is May 17, 1996. The Company's Annual Report to Stockholders for the fiscal year ended January 31, 1996 is being mailed together with this Proxy Statement.

  Only holders of Common Stock of record on the stock transfer books of the Company at the close of business on May 14, 1996 (the "record date") will be entitled to vote at the meeting and at any adjournment thereof. There were 10,787,937 shares of Common Stock outstanding at the close of business on the record date.

  Each share of Common Stock is entitled to one vote. The affirmative vote of the holders of a plurality of the shares represented at the meeting, at which a quorum is present, is required for the election of directors. Approval of the other matters which are before the meeting will require the affirmative vote at the meeting, at which a quorum is present, of the holders of a majority of votes cast with respect to such matters. Votes will be tabulated by the Company's transfer agent, subject to the supervision of persons designated by the Board of Directors as inspectors.

  For purposes of the matters before the Annual Meeting, under the Company's By-Laws, a quorum consists of a majority of the issued and outstanding shares entitled to vote on such matters as of the record date. Shares voted to abstain or to withhold as to a particular matter and shares as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of such matter will be deemed represented for quorum purposes, but will not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. It is the position of the Securities and Exchange Commission, however, that, with respect to stockholder approval pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") of the second and third proposals listed on the Notice of Annual Meeting, abstentions will be deemed the equivalent of negative votes.

  STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 1, 1996, by (a) each director of the Company, (b) each of the executive officers named in the Summary Compensation Table below, (c) all directors and executive officers as a group and (d) each person known to the Company to own beneficially 5% or more of its Common Stock. Except as otherwise indicated, such person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person, based on information provided by such owners.

                                         NUMBER OF SHARES        PERCENT OF
          NAME                         BENEFICIALLY OWNED(1) OUTSTANDING SHARES
          ----                         --------------------- ------------------
Robert F. Angelo......................        221,472(2)            2.0%
William J. O'Connell..................         49,141                *
Jonathan L. Joseph....................         89,115                *
Paul J. Pedevillano...................         45,067                *
Thomas W. Higgins.....................         38,684                *
Robert N. Goldman.....................        146,695               1.4
W. Frank King, Ph.D. .................         42,641                *
David J. McNeff.......................             --                --
Intel Corporation.....................        954,919(3)            8.9
 2200 Mission College Blvd.
 Santa Clara, CA 95052
Essex Investment Management Company...        608,770(3)(4)         5.7
 125 High Street
 Boston, MA 02110
All directors and executive officers
 as a group (11 persons)..............        655,270(5)            5.9

- - --------
*  Less than 1%.
(1) Includes 374,426 shares which may be acquired within sixty days of April 1, 1996 by exercise of stock options by the following directors and executive officers: Mr. Angelo, 175,538 shares; Mr. O'Connell, 41,875 shares; Mr. Joseph, 29,063 shares; Mr. Pedevillano, 40,138 shares; Mr. Higgins, 36,875 shares; Mr. Goldman, 6,562 shares; Mr. King, 33,125 shares; and all directors and executive officers as a group, 374,426 shares.
(2) Includes 25,614 shares held by and in trust for the benefit of members of Mr. Angelo's immediate family.
(3) Based solely on information contained in filings made with the Securities and Exchange Commission pursuant to Section 13(d) or Section 13(g) of the 1934 Act or on other information available to the Company.
(4) Essex Investment Management Company has sole voting power as to only 409,120 of these shares.
(5) Includes 25,614 shares held by and in trust for the benefit of members of Mr. Angelo's immediate family and 374,426 shares that the executive officers and directors as a group may exercise within sixty days of April 1, 1996.

                             ELECTION OF DIRECTORS

                              (ITEM 1 OF NOTICE)

  There are currently four members of the Board of Directors. The Board has fixed the number of directors for the ensuing year at four and nominated Robert F. Angelo, Robert N. Goldman, W. Frank King and David J. McNeff for reelection to the Board. Directors elected at the meeting will serve a one-year term expiring at the time of the annual meeting of stockholders in 1997 and when their successors are elected and qualified. The shares represented by the enclosed proxy will be voted to elect the four nominees unless such authority is withheld by marking the proxy to that effect. Each of the nominees has agreed to serve, but in the event a nominee becomes unavailable for any reason, the proxy, unless authority has been withheld as to such nominee, may be voted for the election of a substitute.

  The following information is furnished with respect to each nominee for election as a director.

                                           PRINCIPAL OCCUPATION AND
                                          BUSINESS EXPERIENCE DURING
    NAME AND AGE      DIRECTOR                 LAST FIVE YEARS;
 AS OF MAY 1, 1996     SINCE          DIRECTORSHIPS OF PUBLIC COMPANIES
 -----------------    --------        ---------------------------------
Robert F. Angelo, 49    1990   A co-founder of the Company, Mr. Angelo has been
                               President, Chief Executive Officer and a
                               director of the Company since its inception in
                               January 1990 and Chairman of the Board of
                               Directors since February 1996.
Robert N. Goldman,      1991   Mr. Goldman served as Chairman of the Board of
 46                            Directors from April 1992 until February 1996.
                               Mr. Goldman has been President, Chief Executive
                               Officer and Chairman of the Board of Directors
                               of Object Design Inc., a marketer of object-
                               oriented software products, since November 1995.
                               Mr. Goldman was Chairman of the Board of Trinzic
                               Corporation (formerly AI Corp.), a marketer of
                               knowledge base/computer-aided software
                               engineering products, from September 1992 to
                               August 1995, after having served as its Chief
                               Executive Officer from August 1986 to September
                               1992. Mr. Goldman is a director of Intersolv, a
                               software development and marketing company,
                               Citrix Systems, Inc., a multi-user application
                               server software company, and Parametric
                               Technology, a developer of mechanical design
                               software.
W. Frank King,          1992   Dr. King has been President of PSW Technologies
 Ph.D., 56                     (formerly Pencom Software), the software
                               development and systems division of Pencom
                               Systems Incorporated, since October 1992. From
                               March 1988 to October 1991, Dr. King was Senior
                               Vice President of the Software Business Group at
                               Lotus Development Corporation. Dr. King is a
                               director of Excalibur Technologies Corporation,
                               a document management company, State of the Art,
                               Inc., an accounting and financial management
                               software company, Auspex Systems, Inc., a file
                               server software company, and Weitek Corporation,
                               a semiconductor company.

                                          PRINCIPAL OCCUPATION AND
                                         BUSINESS EXPERIENCE DURING
   NAME AND AGE      DIRECTOR                 LAST FIVE YEARS;
 AS OF MAY 1, 1996    SINCE          DIRECTORSHIPS OF PUBLIC COMPANIES
 -----------------   --------        ---------------------------------
David J. McNeff, 44    1995   Mr. McNeff has been President of The Bullfinch
                              Group, Inc., an insurance and investment agency,
                              since November 1993. From 1977 to October 1993,
                              Mr. McNeff was the owner and President of McNeff
                              and Associates, an insurance and investment
                              agency.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

  The Board of Directors has Audit and Compensation Committees. It does not have a nominating or similar committee.

  The Audit Committee reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The directors currently serving on the Audit Committee are Messrs. Goldman, King and McNeff. The Audit Committee met four times during the fiscal year ended January 31, 1996 ("fiscal 1996").

  The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options and restricted stock. The directors currently serving on the Compensation Committee are Messrs. King and McNeff. There were no meetings held by the Compensation Committee during fiscal 1996, but rather the Committee transacted business through written consents.

  During fiscal 1996, the Board of Directors of the Company held five meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and the meetings of the committees of the Board on which he served.

                            EXECUTIVE COMPENSATION

  The following summary compensation table sets forth the compensation paid or accrued for services rendered in the fiscal years ended January 31, 1996, 1995 and 1994 to the chief executive officer and the other four most highly compensated executive officers of the Company (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                          LONG-TERM
                                                         COMPENSATION
                                                         ------------
                               ANNUAL COMPENSATION          AWARDS
                             --------------------------- ------------
                                                            SHARES
                             FISCAL                       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY      BONUS     OPTIONS    COMPENSATION (1)
- - ---------------------------  ------ --------    -------- ------------ ----------------
Robert F. Angelo........      1996  $200,000    $100,000    40,000        $23,111
 President, Chief Execu-
  tive Officer and            1995   167,145      94,250   135,000         17,356
 Chairman of the Board        1994   158,500      63,750    65,000         13,935
William J. O'Connell....      1996   271,202(2)      --     25,000            994
 Senior Vice President,       1995   222,000(2)   15,000    45,000            367
 Strategic Accounts and
  Emerging Markets            1994   160,000(2)   28,000    50,000            161
Jonathan L. Joseph......      1996   195,066(3)   35,000    20,000            994
 Senior Vice President,       1995   133,125      55,000    55,000            396
 PC Software Division         1994   130,000      55,000    45,000            179
Thomas W. Higgins(4)....      1996   226,043(5)   10,000   110,000            874
 Vice President,              1995    56,250(5)      --     15,000            --
 Worldwide Sales              1994       --          --        --             --
Paul J. Pedevillano(6)..      1996   130,000      40,000    20,000            998
 Vice President,              1995   114,167      40,000    35,000            449
 Strategic Accounts           1994    84,615      27,000   115,000            240

- - --------
(1) Represents premiums paid by the Company on group life insurance policies for the benefit of each of the Named Executive Officers and a whole life policy for the benefit of Mr. Angelo.
(2) Includes sales commissions of $141,202, $92,000 and $30,000 for fiscal 1996, 1995 and 1994, respectively.
(3) Includes sales commissions of $38,816 for fiscal 1996.
(4) Mr. Higgins joined the Company in September 1994.
(5) Includes sales commissions of $122,293 and $22,747 for fiscal 1996 and 1995, respectively.
(6) Mr. Pedevillano joined the Company in April 1993.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table shows all stock option grants to the Named Executive Officers during fiscal 1996.

                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                         ANNUAL RATES OF STOCK
                                                                         PRICE APPRECIATION FOR
                                        INDIVIDUAL GRANTS                    OPTION TERM(2)
                         ----------------------------------------------- ----------------------
                         NUMBER OF   % OF TOTAL
                           SHARES     OPTIONS
                         UNDERLYING  GRANTED TO    EXERCISE
                          OPTIONS   EMPLOYEES IN    PRICE     EXPIRATION
          NAME            GRANTED   FISCAL YEAR  ($/SHARE)(1)    DATE      5%($)      10%($)
          ----           ---------- ------------ ------------ ---------- ---------- -----------
Robert F. Angelo........   40,000       3.9%        $8.625     3/31/05   $  216,969 $   549,841
William J. O'Connell....   25,000       2.4          8.625     3/31/05      135,605     343,651
Jonathan L. Joseph......   20,000       1.9          8.625     3/31/05      108,484     274,921
Thomas W. Higgins.......   35,000       3.4           8.75     4/04/05      192,599     488,084
                           75,000       7.3          9.375     1/12/06      442,191   1,120,600
Paul J. Pedevillano.....   20,000       1.9          8.625     3/31/05      108,484     274,921

- - --------
(1) All options were granted at fair market value on the date of grant.
(2) As required by the rules of the Securities and Exchange Commission, potential values are stated based on the prescribed assumption that the Company's Common Stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's Common Stock.

              OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth, for the Named Executive Officers, the number of shares for which stock options were exercised in fiscal 1996, the realized value or spread (the difference between the exercise price and market value on the date of exercise) and the number and unrealized spread of the unexercised options held by each at fiscal year-end.

                                                     NUMBER OF SHARES UNDERLYING            VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS                IN-THE-MONEY OPTIONS
                            NUMBER OF                    AT FISCAL YEAR-END                  AT FISCAL YEAR-END
                         SHARES ACQUIRED  VALUE   --------------------------------- ------------------------------------
          NAME             ON EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE  TOTAL  EXERCISABLE UNEXERCISABLE   TOTAL
          ----           --------------- -------- ----------- ------------- ------- ----------- ------------- ----------
Robert F. Angelo........     94,525      $768,869   109,225      162,250    271,475 $1,089,958   $1,305,612   $2,395,570
William J. O'Connell....        --            --     47,813       72,187    120,000    461,392      541,933    1,003,325
Jonathan L. Joseph......     42,500       527,297     6,250       71,250     77,500     58,722      556,109      614,831
Thomas W. Higgins.......      3,750        30,000       938      120,312    121,250      6,097      460,153      466,250
Paul J. Pedevillano.....     48,900       377,308    29,887       82,813    112,700    284,521      683,130      967,651

DIRECTOR COMPENSATION

  Effective February 28, 1996, each director of the Company who is not also an employee is paid $2,500 per board meeting attended and $1,000 per audit committee meeting attended and is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. In addition, non-employee directors have received stock options under the 1992 Directors' Stock Option Plan and currently receive options under the 1994 Non-Employee Director Stock Option Plan. See "1994 Non-Employee Director Stock Option Plan" below.

  Mr. Goldman is a consultant to the Company, in addition to serving as a director. For his services as a consultant, he receives annual fees of $45,000, which amount was established by the Compensation Committee.

EMPLOYMENT AGREEMENTS

  Each of the Named Executive Officers has entered into an employment agreement (each an "Employment Agreement") with the Company. Each Employment Agreement provides for a base salary and fringe benefits but leaves to the Board of Directors' discretion any increases in base salary and bonus payments. Except for Messrs. Higgins and Pedevillano, for whom there are no stated notice provisions, the Employment Agreements may be terminated by either party upon sixty days' prior written notice or by the Board of Directors immediately for cause. In the event of termination by the Company (only in the event of termination without cause in the case of Messrs. Higgins and Pedevillano), and as partial consideration for the employee's continuing covenant not to compete against the Company, the employee is entitled to 80% of base salary for six months and 20% of base salary for the subsequent six months. These payments continue even if the officer accepts employment with another company. The Employment Agreements also provide for the Company's proprietary right to all confidential information, intellectual property and work product.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors, which is comprised of two non-employee directors. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of each executive officer and recommending such compensation to the Board of Directors.

  The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and the executive's individual performance and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Compensation Committee is guided by the following principals: (i) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by other high-growth companies in the software industry for officers in comparable positions so that the Company can attract and retain qualified executives and (ii) individual compensation should include components that reflect the financial performance of the Company and the performance of the individual, including leadership and the achievement of corporate objectives.

  The compensation of the Company's executive officers consists of a combination of base salary, bonuses and equity-based compensation. In general, the Company's compensation program attempts to limit increases in salaries and favors bonuses based on operating profit and individual merit. The Compensation Committee believes that executive compensation should be designed to motivate executives to increase shareholder value and further believes that executive officers can best increase shareholder value by managing the operating profit of the Company and by conceiving, developing and positioning the best products in the Company's chosen markets.

  Compensation payments in excess of $1 million to the Chief Executive Officer or other four most highly compensated executive officers are subject to a limitation of deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in fiscal 1997 to its Chief Executive Officer or any other executive officer to be in excess of $1 million, and it currently intends to structure stock option grants to executive officers in a manner that complies with the performance-based requirements of the statute.

BASE SALARY

  The Compensation Committee sets the base salaries for executives by reviewing the salaries for comparable positions in high-growth companies in the Company's industry, the historical compensation levels of the Company's executives and the individual performance of the executives in the preceding year. The Compensation Committee utilizes salary surveys for reference purposes but its salary determinations are not subject to specific criteria. In addition, executive officers whose primary responsibilities are in the area of sales and marketing are entitled to receive commissions based primarily on the Company's revenues or a specific portion of these revenues. In fiscal 1996, the base salary of one executive officer was increased by 10% of his base salary and his compensation was modified to include sales commissions.

INCENTIVE BONUS PROGRAM

  Each year, the Compensation Committee adopts a management incentive plan which reflects the Compensation Committee's belief that a portion of each executive officer's compensation should be tied to the achievement by the Company of its profit goals and by each executive officer of his or her individual objectives, as determined by the Compensation Committee. In February 1996, the Compensation Committee allocated bonuses to individual executives in the range of 0% to 50% of base salary, based on an overall assessment of the executive's performance relative to his performance objectives.

STOCK-BASED COMPENSATION

  Awards of stock options under the Company's stock option plans are designed to more closely tie the long-term interests of the Company's executives and its shareholders and to assist in the retention of executives. The Compensation Committee selects the executive officers, if any, to receive stock options and determines the number of shares subject to each option. The Compensation Committee's determination of the size of option grants is generally intended to reflect an executive's position with the Company and his or her contributions to the Company. Options generally have a four-year vesting period to encourage key employees to continue in the employ of the Company. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to encourage the retention of key executives. Options for 220,000 shares were granted to executive officers in fiscal 1996 to reward the executive officers for their performance in fiscal 1996 and to establish appropriate incentives for these key executives.

CHIEF EXECUTIVE OFFICER COMPENSATION

  The Chief Executive Officer's compensation generally is based on the same policies and criteria as that of the other executive officers. In February 1996, the Compensation Committee reviewed the base salary of Mr. Angelo and increased it from $200,000 to $225,000, or by 12.5%. In awarding Mr. Angelo a bonus for fiscal 1996 of $100,000, or 50% of his base salary, the Compensation Committee took into consideration Mr. Angelo's development of the Company's management team and achievement in meeting the Company's financial and operating goals. The Compensation Committee granted 40,000 additional stock options to Mr. Angelo to reward the Chief Executive Officer for his performance in fiscal 1996 and to establish appropriate incentives for the future for this key executive.

                                          Compensation Committee

                                          W. Frank King, Ph.D.
                                          David J. McNeff

               COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

  The following performance graph assumes an investment of $100 on August 4, 1994 (the effective date of the Company's initial public offering) and compares the change to January 31, 1996 in the market price of the Common Stock with a broad market index (S&P 500) and an industry index (S&P Computer Software and Services). The Company paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

                             [GRAPH APPEARS HERE]

- - --------------------------------------------------------------------------------
COMPANY NAME                     8/4/94           1/31/95            1/31/96
- - --------------------------------------------------------------------------------
SYSTEMSOFT CORPORATION           100              129.55             231.83
- - --------------------------------------------------------------------------------
S&P 500 INDEX                    100              103.80             143.93
- - --------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES     100              114.70             175.31
- - --------------------------------------------------------------------------------

  THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN ABOVE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No person serving on the Compensation Committee at any time during fiscal 1996 was a present or former officer or employee of the Company or any of its subsidiaries. During fiscal 1996, no executive officer of the Company served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board of Directors or Compensation Committee.

                             CERTAIN TRANSACTIONS

  In December 1993, the Company and Intel Corporation ("Intel"), which currently owns 8.9% of the Company's Common Stock, entered into a Development and License Agreement (the "Intel Agreement") pursuant to which Intel licenses certain technologies to the Company which the Company develops into products and then markets under its own name. In consideration for Intel's disclosure of its technology and licenses under the Intel Agreement, the Company has agreed to pay Intel royalties on all licensed works developed under the Intel Agreement and on PC Card software. In October 1995, the Intel Agreement was amended to provide for development payments from Intel to the Company of up to $3,600,000 through October 1, 1997, which amounts will be offset by royalties payable to Intel.

                             SECTION 16 REPORTING

  Section 16(a) of the 1934 Act requires the Company's directors and officers and persons who own more than ten percent of the Common Stock to file reports with the Securities and Exchange Commission disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company. Based solely on a review of the copies of such reports received by it, or a written representation from certain reporting persons that no Form 5 was required for such person, the Company believes that all required filings were timely made during fiscal 1996, except that David J. McNeff (i) did not file until August 1995 a Form 3 reflecting his election as a director in June 1995 and (ii) did not report until April 1996 the sale of 1,000 shares of Common Stock during September 1995.

                   AMENDMENT TO THE 1994 OMNIBUS STOCK PLAN

                              (ITEM 2 OF NOTICE)

  On February 28, 1996, the Board of Directors of the Company adopted amendments to the 1994 Omnibus Stock Plan (the "Omnibus Plan") (i) increasing the maximum number of shares issuable thereunder from 750,000 to 2,000,000 and
(ii) requiring that the exercise price of options granted thereunder be at least equal to the fair market value of the Common Stock on the date of grant. The purpose of the increase in the maximum aggregate number of shares available for issuance is to permit the continuing availability of stock options for grant in order to continue to attract and retain key employees, executives, consultants and directors of the Company. The purpose of the amendment described in (ii) above is to minimize the options' dilutive effect and to maintain their long-term incentives.

  Approval by stockholders of the amendment increasing the number of shares issuable under the Omnibus Plan is sought in order to meet the stockholder approval requirements of (i) the Omnibus Plan itself; (ii) Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which requires stockholder approval of any increase in the number of shares that may be issued under an incentive stock option plan; (iii) Rule 16b-3 under the 1934 Act, which in the case of certain option plans that have been approved by stockholders, prevents the grant of options to directors, executive officers and certain other affiliates from being deemed "purchases" for purposes of the profit recapture provisions of Section 16(b) of that Act; and (iv) Section 162(m) of the Code, which among other qualifications requires stockholder approval of any option plan to exempt the spread (the difference between the exercise price and the market value at the time of exercise) of options from the limitation on deductibility under that section. The executive officers and directors of the Company are eligible to receive options and restricted stock under the Omnibus Plan and will therefore benefit from approval of this amendment. The Board of Directors recommends approval of this amendment because it believes that the continuing availability of option grants is an important factor in the Company's ability to attract and retain key employees, executives, consultants and directors.

              AMENDMENT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN

                              (ITEM 3 OF NOTICE)

  On November 28, 1995, the Board of Directors of the Company adopted an amendment to the 1994 Employee Stock Purchase Plan (the "Purchase Plan") increasing the maximum number of shares issuable thereunder from 100,000 to 350,000. The purpose of this increase is to permit the Company to continue to provide its employees with an opportunity to participate in the growth of the Company through the purchase of Common Stock at a discount from market value.

  Stockholder approval of this increase is required by the provisions of Rule 16b-3 under the 1934 Act and Section 423 of the Code. The Board of Directors recommends approval of the amendment because it believes that the Stock Purchase Plan has been and will continue to be an effective means of attracting and retaining employees and giving them an ongoing financial interest in the Company.

                   DESCRIPTION OF THE COMPANY'S STOCK PLANS

  1994 Omnibus Stock Plan. The Omnibus Plan was adopted by the Board of Directors on June 8, 1994 and approved by the stockholders on July 28, 1994. It was subsequently amended by the Board of Directors on May 23, 1995, with the approval of the stockholders on June 29, 1995. It currently provides for the issuance of a maximum of 750,000 shares of Common Stock, plus such additional number of shares as may become available due to the forfeiture of options previously granted pursuant to the 1992 Stock Option Plan (the "1992 Plan") and the 1993 California Stock Option Plan (the "California Plan", and together with the 1992 Plan, the "Predecessor Plans"), pursuant to the grant of incentive stock options to employees and nonqualified stock options or restricted stock to employees, consultants, directors and officers of the Company, subject to the provision that the number of shares for which options and restricted stock purchase authorizations may be granted to any individual in any single fiscal year may not exceed 250,000. The Omnibus Plan will remain in effect until June 8, 2004, subject to the Board's right to terminate it earlier. It is the successor to the Predecessor Plans, pursuant to which no further stock options may be granted. Options previously granted under the Predecessor Plans and currently outstanding remain subject to the provisions of the respective plans. Except as otherwise noted, the description of the Omnibus Plan which follows is also applicable to the rights of holders of options under the Predecessor Plans.

  The Omnibus Plan is administered by the Compensation Committee. Subject to the provisions of the Omnibus Plan, the Compensation Committee has the authority to select the optionees or restricted stock recipients and determine the terms of the options or restricted stock granted, including: (i) the number of shares; (ii) the option exercise terms; (iii) the exercise or purchase price (which cannot be less than the market price of the Common Stock as of the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. No incentive stock option may be exercised more than 90 days following termination of employment unless the termination is due to death or disability, in which case the option is exercisable for a maximum of one year after such termination.

  At April 1, 1996, there were outstanding under the Omnibus Plan options held by employees of the Company to purchase an aggregate of 1,260,576 shares of Common Stock. The exercise prices of these options range from $5.50 to $15.25 per share, and such options expire between August 2004 and March 2006. Approximately 163 employees are eligible to receive options under the Omnibus Plan. The last sale price of the Common Stock on April 1, 1996 as reported by the Nasdaq National Market was $15.625 per share.

  There were outstanding under the 1992 Plan options for the purchase of 746,994 shares of Common Stock as of April 1, 1996. The exercise prices of these options range from $0.8667 to $4.00 per share, and such options expire between February 2002 and May 2004. There were outstanding under the California Plan options for the purchase of 17,812 shares of Common Stock as of April 1, 1996. The exercise price of these options is $4.00 per share, and such options expire in May 2004. All options granted under the California Plan are held by non-executive officer employees of the Company.

  The following table sets forth the number of shares for which options have been granted to date under the Omnibus Plan to each Named Executive Officer, the current executive officers as a group, the non-employee directors and the non-executive officer employees. For additional information as to options granted to the Named Executive Officers during fiscal 1996, see the "Option Grants in Last Fiscal Year" table above.

   Robert F. Angelo...................................................   290,000
   William J. O'Connell...............................................    75,000
   Jonathan L. Joseph.................................................    70,000
   Thomas W. Higgins..................................................   125,000
   Paul J. Pedevillano................................................    30,000
   Current executive officers as a group..............................   685,000
   Non-employee directors.............................................    20,000
   Non-executive officer employees.................................... 1,060,576

  The following table sets forth the number of shares for which options were granted under the 1992 Plan to each Named Executive Officer, the current executive officers as a group, the non-employee directors and the non-executive officer employees.

   Robert F. Angelo...................................................   326,000
   William J. O'Connell...............................................    95,000
   Jonathan L. Joseph.................................................   100,000
   Thomas W. Higgins..................................................       --
   Paul J. Pedevillano................................................   150,000
   Current executive officers as a group..............................   671,000
   Non-employee directors.............................................   156,000
   Non-executive officer employees.................................... 1,117,653

  1994 Non-Employee Director Stock Option Plan. The 1994 Non-Employee Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on June 8, 1994 and approved by the stockholders on July 28, 1994. The Director Plan will remain in effect until June 8, 2004, subject to the Board's right to terminate it earlier. The Director Plan provides for the grant of options for the purchase of up to 100,000 shares of Common Stock of the Company; to date, 20,000 options have been granted under the Director Plan. The exercise price of these options is $14.50, and such options expire in June 2005. The Director Plan is the successor to the 1992 Directors' Stock Option Plan (the "1992 Directors' Plan."), pursuant to which options for the purchase of 87,500 shares are currently outstanding. The exercise prices of these options range from $0.8667 to $3.75 per share, and such options expire between February 2002 and March 2004. Except as otherwise noted, the description of the Director Plan which follows is also applicable to the rights of holders of options under the 1992 Directors' Plan.

  The Director Plan is administered by the Compensation Committee. Each new director who is not also an employee of the Company will receive upon his initial election to the Board of Directors an option to purchase 15,000 shares of Common Stock, which will be exercisable over a period of four years at the rate of 25% per year provided that the optionee remains a director of the Company. In addition, on the date of each annual meeting of stockholders, each non-employee director then serving will receive an option to purchase 5,000 shares of Common Stock, which will also be exercisable over a four-year period at the rate of 25% per year if the optionee remains a director. The exercise price per share for all options granted under the Director Plan is equal to the market price of the Common Stock as of the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable, only to the extent vested, within 180 days after the optionee ceases to serve as a director of the Company (except that if a director dies or becomes disabled while he or she is serving as a director of the Company, the option is exercisable until the earlier of the scheduled expiration date of the option or one year from the death or disability).

  1994 Employee Stock Purchase Plan. The 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board of Directors on June 8, 1994 and approved by the stockholders on July 28, 1994. An aggregate of 100,000 shares of Common Stock is reserved for issuance pursuant to this plan. The Stock Purchase Plan will remain in effect until June 8, 2004, subject to the Board's right to terminate it earlier.

  The Stock Purchase Plan is administered by the Board of Directors. All employees of the Company whose customary employment is in excess of 20 hours per week and more than five months per year, other than those employees who own 5% or more of the stock of the Company, are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan will be implemented by one or more offerings of such duration as the Board may determine, provided that no offering period may be longer than 27 months. An eligible employee participating in an offering will be able to purchase Common Stock at a price equal to the lesser of: (i) 85% of its fair market value on the date the right was granted; or (ii) 85% of its fair market value on the date the right was exercised. Payment for Common Stock purchased under the plan will be through regular payroll deduction or lump sum cash payment, or both, or through a cashless sale, as determined by the Board. The maximum value of Common Stock an employee may purchase during an offering period is 15% of the employee's base compensation during such period, calculated on the basis of the employee's compensation rate on the date the employee elects to participate in that offering, provided that no participant may purchase in any calendar year shares of Common Stock having an aggregate fair market value of greater than $25,000. Approximately 130 employees are currently eligible to participate in the Stock Purchase Plan. In the first offering under the Stock Purchase Plan, which ran from December 1, 1994 to November 30, 1995, 71 participants purchased 67,433 shares at $6.80 per share. The second offering under the Stock Purchase Plan, which has 130 participants, commenced on December 1, 1995 and will end on November 30, 1996.

FEDERAL INCOME TAX INFORMATION

  Set forth below is a general summary of the federal income tax consequences
(i) to the Company and to recipients of options under the Company's stock plans and (ii) to the Company and its employees who purchase stock under the Stock Purchase Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

    Tax Treatment of Non-Qualified Stock Options. Under Section 83 of the Code, option holders realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Stock Option Plan permits the Board or Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the option holder would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

    Alternatively, an option holder holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the option holder makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the option holder.

    The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the option holder recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the option holder.

    Tax Treatment of Incentive Stock Options. Under Section 422 of the Code, an option holder incurs no federal income tax liability on either the grant or exercise of an incentive stock option ("ISO"). Provided that the stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on the subsequent sale of stock will be taxed as long-term capital gain. If the stock is disposed of within a shorter period, the option holder will be taxed, with respect to the gain realized, as if he or she had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted. The balance of the gain realized will be taxed as capital gain, long-term or short-term depending on the holding period since the date of exercise.

    The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the option holder recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the option holder's recognition of income.

    Tax Treatment of Purchases of Restricted Stock. An employee who receives a grant of restricted stock generally will not recognize taxable income at the time such stock is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee for the restricted stock. Alternatively, an employee receiving restricted stock may elect, in accordance with Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the employee, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee and the Company will be entitled to a deduction at the same time and in the same amount.

    Tax Treatment of Stock Purchased under the Stock Purchase Plan. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Section 423 provides that no federal income tax is paid by the employee, and the Company is entitled to no deduction, at either the beginning or end of an offering period. The federal income tax consequences upon disposition of the shares acquired pursuant to an offering under the Stock Purchase Plan depend on when such disposition occurs. If the disposition occurs after the expiration of both
  (i) two years from the offering commencement date and (ii) one year from the purchase date, and the fair market value of the stock on the date of disposition is higher than the price paid for the stock, the employee will recognize compensation taxable as ordinary income equal to the lesser of
  (1) the excess of the fair market value of the stock on the offering commencement date over the purchase price; and (2) the excess of the fair market value of the stock at the time of disposition over the price paid for it. If the disposition occurs before the expiration of either of the above two dates, the employee will recognize the excess of the fair market value of the stock on the date of purchase over the purchase price as compensation taxable as ordinary income even though there may have been no gain on the disposition of the stock. To the extent of reported ordinary income in such case, the Company will be allowed a tax deduction in an equal amount. Any gain recognized in excess of the amount reported as ordinary income will be reported as long- or short-term capital gain, depending on how long after the purchase date the disposition occurs.

                    STOCKHOLDER PROPOSALS FOR 1997 MEETING

  Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received on or before January 15, 1997 for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to the Company at its principal offices and addressed to the Chief Financial Officer. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act.

                                 OTHER MATTERS

  The Company has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

  The Company will bear the cost of the solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock.

                                          By order of the Board of Directors

                                          [paste-up signature]

                                          Steven A. Berns
                                          Secretary

May 15, 1996

  The Board of Directors hopes that stockholders will attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                            SYSTEMSOFT CORPORATION

                            1994 OMNIBUS STOCK PLAN
                                ______________


     1.   Purpose.  This 1994 Omnibus Stock Plan (the "Plan") of SystemSoft
          -------
Corporation (the "Company") is intended to provide incentives (a) to the officers and other employees of the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

     2.   Administration of the Plan.  (a) The Plan shall be administered by the
          --------------------------
Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer this Plan. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be a "disinterested person" as defined in Rule 16b-3 under the Exchange Act and each shall be an "outside director" within the meaning of Section 162(m) of the Code. Subject to ratification of the grant of each Option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified Options or Restricted Stock may be granted; (ii) determine the time or times at which Options or Restricted Stock may be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum specified in paragraph 7, and the purchase price of Restricted Stock; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and to Restricted Stock, and the nature of such restrictions, if any; (vii) establish, amend and waive the terms and conditions of individual options and purchase authorizations granted hereunder, including, without limitation, terms and conditions relating to vesting, exercisability and effect of termination of employment by the Company; and
(viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.


     (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

     3.   Eligible Employees and Others.  ISOs may be granted to any officer or
          -----------------------------
other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or

Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.

     4.   Stock.  The stock subject to Options and Restricted Stock shall be
          -----
authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 2,000,000 plus such additional number of shares as may become available due to the forfeiture of options granted under the 1992 Stock Option Plan and 1993 California Stock Option Plan, subject to adjustment as provided in paragraph 14. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired or terminated Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

     5.   Individual Participant Limitation.  Any other provision of this Plan
          ---------------------------------
notwithstanding, the number of shares of Common Stock for which options or purchase authorizations may be granted in any single fiscal year of the Company to any participant shall not exceed 250,000 shares (the "Individual Limit"). For purposes of the foregoing limitation, if any option or purchase authorization is cancelled, the cancelled option or purchase authorization shall continue to be counted against the Individual Limit; if after grant the exercise price of an option or purchase authorization is modified, the transaction shall be treated as the cancellation of the option or purchase authorization and the grant of a new option or purchase authorization. In any such case, both the option or purchase authorization that is cancelled and the option or purchase authorization deemed to be granted shall be counted against the Individual Limit.

     6.   Grants Under the Plan.  Options or Restricted Stock may be granted
          ---------------------
under the Plan at any time on or after June 8, 1994 and prior to June 8, 2004. Any such grants shall be subject to the receipt, within 12 months of June 8, 1994, of the approval of stockholders as provided in paragraph 18. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

     7.   Minimum Option Price: ISO Limitations.  (a)  The price per share
          -------------------------------------
specified in the agreement relating to each Option granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

     (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

     (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     8.   Option Duration.  Subject to earlier termination as provided in
          ---------------
paragraphs 10 and 11, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant and in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, not more than five years from date of grant. Subject to earlier termination as provided in paragraphs

10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     9.   Exercise of Option.  Subject to the provisions of paragraphs 10
          ------------------
through 13, each Option granted under the Plan shall be exercisable as follows:

     (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

     (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

     (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     (d) The Committee shall have the right to accelerate the date of exercise of any installment; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph
16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

     10.  Termination of Employment.  If an ISO optionee ceases to be employed
          -------------------------
by the Company or any Related Corporation other than by reason of death or disability as provided in paragraph 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 90 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any Option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine. Notwithstanding the provisions in this paragraph 10, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a participant's termination of employment by the Company.

     11.  Death; Disability; Dissolution.  If an optionee ceases to be employed
          ------------------------------
by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or one year from the date of the optionee's death.

     If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

     In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

     12.  Assignability.  No Option shall be assignable or transferable by the
          -------------
optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of the Optionee each Option shall be exercisable only by him.

     13.  Terms and Conditions of Options.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 12 hereof and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     14.  Adjustments.  Upon the happening of any of the following described
          -----------
events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

     (a) In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Board may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or
(iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each such holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding options may be cancelled by the Board as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or (v) the Board may provide for the cancellation of all outstanding options and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

     (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

     (c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph (a) or (b) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in
Section 424 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (d) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

     (e) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 14, and subject to paragraph 2, its determination shall be conclusive.

     15.  Means of Exercising Options.  An Option (or any part or installment
          ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor (i) in United States dollars in cash or by check, (ii) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (iv) at the discretion of the Committee, by delivery to the Company of irrevocable instructions to a broker to
(a) either sell the shares subject to the option or purchase authorization being exercised or hold such shares as collateral for a margin loan and (b) promptly deliver to the Company the amount of the sale or loan proceeds required to pay the exercise price or purchase price, as the case may be, or (v) at the discretion of the Committee, by any combination of (i), (ii), (iii) and (iv) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii),
(iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     16.  Conversion of ISOs into Non-Qualified Options:   Termination of ISOs.
          ---------------------------------------------- ---------------------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     17.  Restricted Stock.  Each grant of Restricted Stock under the Plan shall
          ----------------
be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

     (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

     (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement, which option will be exercisable (i) if the Participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the stockholder, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph (b) shall terminate and be of no further force and effect.

     (c) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

     18.  Term and Amendment of Plan.  This Plan was adopted by the Board on
          --------------------------
June 8, 1994, subject to approval by the stockholders of the Company. The Plan shall expire on June 7, 2004 (except as to Options and Restricted Stock outstanding on that date). Subject to the provisions of paragraph 6 above, Options and Restricted Stock may be granted under the Plan by the Committee prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by June 8, 1995, any grants of Options or Restricted Stock under the Plan made prior to that date will be rescinded. The Board may terminate or amend the Plan in any respect at any time, except that any amendment that (a) increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 14); (b) changes the class of persons eligible to participate in the Plan, or (c) materially increases the benefits to participants under the Plan, shall be subject to approval by stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing amendments, and shall be null and void if such approval is not obtained. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under any Option or Restricted Stock previously granted to him.

     19.  Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

     20.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     21.  (a) Withholding Taxes; Delivery of Shares.  The Company's obligation
              -------------------------------------
to deliver shares of Common Stock upon exercise of an option or purchase authorization, in whole or in part, shall be subject to the participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The participant may satisfy the obligation, in whole or in part, by electing to (1) have the Company withhold shares of Common Stock or (2) deliver to the Company already-owned shares of Common Stock having a value equal to the amount required to be withheld; provided, however, that participants who are subject to the requirements of Section 16 of the Exchange Act ("Section 16 Persons") shall not have the benefit of the foregoing election but rather the Company shall, in all cases where tax withholding is required with respect to such participants, withhold shares of Common Stock having a value equal to such withholding obligations. The value of shares to be withheld or delivered shall be based on the fair market value of the shares on the date the amount of tax to be withheld is to be determined (the "Tax Date"). The election by a participant who is not a Section 16 Person to have shares withheld for this purpose will be subject to the following restrictions: (1) the election must be made prior to the Tax Date, (2) the election must be irrevocable and (3) the election will be subject to the disapproval of the Committee.

     (b)  Withholding of Additional Income Taxes.  The Company may, in
          --------------------------------------
accordance with the Code, upon exercise of a Non-Qualified Option or the purchase of Common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in paragraph 22), require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.

     22.  Notice to Company of Disqualifying Disposition.  Each employee who
          ----------------------------------------------
receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

     23.  Governing Laws; Construction.  The validity and construction of the
          ----------------------------
Plan and the instruments evidencing Options and Restricted Stock shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                               =================

     Adopted by the Board of Directors on June 8, 1994, with the approval of the stockholders on July 22, 1994. Amended by the Board of Directors on May 23, 1995, with the approval of the stockholders on June 29, 1995. Amended by the Board of Directors on February 28, 1996, [with the approval of the stockholders on June 19, 1996.]

                            SYSTEMSOFT CORPORATION

                       1994 EMPLOYEE STOCK PURCHASE PLAN

                         Effective as of June 8, 1994


     1.   PURPOSE.  The purpose of this Employee Stock Purchase Plan (the
          -------
          "Plan") is to provide employees of SystemSoft Corporation, a Delaware corporation (the "Company"), and its subsidiaries, an opportunity to purchase Common Stock, $.01 par value, of the Company (the "Shares"). The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   ADMINISTRATION OF THE PLAN.  The Board of Directors (the "Board") or
          --------------------------
          any committee or persons to whom it delegates its authority (the "Administrator") shall administer, interpret and apply all provisions of the Plan. The Administrator may waive such provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of
          Section 423 of the Code. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any right granted under it.

     3.   ELIGIBLE EMPLOYEES.  Subject to the provisions of paragraphs 8, 9 and
          ------------------
          10 below, any individual who is in the full-time employment (as defined below) of the Company or any of its subsidiaries (as defined in Section 424(f) of the Code), the employees of which are designated by the Board as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in paragraph 4 below) made by the Company hereunder. Full-time employment shall include all employees whose customary employment is:

     (a)  at least 20 hours per week; and

     (b)  more than five months in the relevant calendar year.

     4.   OFFERING DATES.  From time to time the Company, by action of the
          --------------
          Board, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is an "Offering") on a date or series of dates (each of which is an "Offering Date") designated for this purpose by the Board.

     5.   PRICES.  The price per share for each grant of rights hereunder shall
          ------
          be the lesser of:

          (a) eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or

          (b) eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised. At its discretion, the Board may determine a higher price for a grant of rights.

          For purposes of this Plan, the term "fair market value" on any date means (i) the average (on that date) of the high and low prices for shares of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not listed on the Nasdaq National Market or on a national securities exchange. If the Common Stock is not publicly traded at the time a right is granted under this Plan, "fair market value" shall mean the fair market value of the Common Stock as determined by the Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of shares of the Common Stock in private transactions negotiated at arm's length.

     6.   EXERCISE OF RIGHTS AND METHOD OF PAYMENT.
          ----------------------------------------

          (a) Rights granted under the Plan will be exercisable periodically on specified dates as determined by the Board.

          (b) The method of payment for Shares purchased upon exercise or rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment, or both, as determined by the Board. No interest shall be paid upon payroll deductions unless specifically provided for by the Board.

          (c) Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by the Company after termination of the right to which the payment relates.

     7.   TERM OF RIGHTS.  Rights granted on any Offering Date shall be
          --------------
          exercisable upon the expiration of such period ("Offering Period"), as shall be determined by the Board when it authorizes the Offering, provided that such Offering Period shall in no event be longer than twenty-seven (27) months.

     8.   SHARES SUBJECT TO THE PLAN.  No more than  350,000 Shares may
          --------------------------
          be sold pursuant to rights granted under the Plan; provided, however,
                                                             --------  -------
          that appropriate adjustment shall be made in such number, in the number of Shares covered by outstanding rights granted hereunder, in the exercise price of the rights and in the maximum number of Shares which an employee may purchase (pursuant to paragraph 9 below) to give effect to any mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Plan, provided that no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.

     9.   LIMITATIONS ON GRANTS.
          ---------------------

          (a) No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary, computed in accordance with Sections 423(b)(3) and 424(d) of the Code.

          (b) No employee shall be granted a right which permits his right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such Shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

          (c) No rights granted to participating employees under a single Offering shall cover more shares than may be purchased at an exercise price equal to 10% of the compensation payable to the employees during the Offering not taking into consideration any changes in the employee's rate of compensation after the date the employee elects to participate in the Offering, or such other maximum percentage of employees' compensation as determined by the Board from time to time.

     10.  LIMIT ON PARTICIPATION.  Participation in an Offering shall be limited
          ----------------------
          to eligible employees who elect to participate in such Offering in the manner and within the time limitation established by the Board when it authorizes the offering.

     11.  CANCELLATION OF ELECTION TO PARTICIPATE.  An employee who has elected
          ---------------------------------------
          to participate in an Offering may, unless the employee has waived this cancellation right at the time of such election in a manner established by the Board, cancel such election as to all (but not part) of the rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of the Offering Period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee, without interest, upon such cancellation.

     12.  TERMINATION OF EMPLOYMENT.  Upon termination of employment for any
          -------------------------
          reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee or to the employee's estate, without interest.

     13.  EMPLOYEE'S RIGHTS AS STOCKHOLDER.  No participating employee shall
          --------------------------------
          have any rights as a stockholder in the Shares covered by a right granted hereunder until such right has been exercised, full payment has been made for the corresponding Shares and a certificate representing such Shares has been issued.

     14.  RIGHTS NOT TRANSFERABLE.  Rights under the Plan are not assignable or
          -----------------------
          transferable by a participating employee and are exercisable only by the employee .

     15.  LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN.  The Plan is
          ------------------------------------------------
          intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his/her own affairs. An employee may, therefore, sell Shares purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or state securities laws; provided, however, that because of certain

          Federal tax requirements, each employee agrees, by entering the Plan, to promptly give the Company notice of any Shares disposed of within two years after the date of grant of the applicable right, indicating the number of such Shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

     16.  AMENDMENTS TO OR DISCONTINUANCE OF THE PLAN.  The Board may at any
          -------------------------------------------
          time terminate or amend this Plan without notice and without further action on the part of stockholders of the Company, provided:

          (a) that no such termination or amendment shall adversely affect the then existing rights of any participating employee;

          (b) that any such amendment which:

               (i) increases the number of Shares subject to the Plan (subject to the provisions of paragraph 7);

               (ii) changes the class of persons eligible to participate under the Plan; or

               (iii) materially increases the benefits accruing to participants under the Plan

          shall be subject to approval of the stockholders of the Company.

     17.  EFFECTIVE DATE AND APPROVALS.  The Plan is being adopted by the Board
          ----------------------------
          on June 8, 1994 to become effective as of said date. The Company's obligation to offer, sell and deliver its Shares under the Plan is subject to the approval of its stockholders not later than June 7, 1995 and of any governmental authority required in connection with the authorized issuance or sale of such Shares and is further subject to the Company receiving the opinion of its counsel that all applicable securities laws have been complied with.

     18.  TERM OF PLAN.  No rights shall be granted under the Plan after June 7,
          ------------
          2004.
                           =========================

          Adopted by the Board of Directors on June 8, 1994, with the approval of the stockholders on July 22, 1994.

          Amended by The Board of Directors on February 28, 1996, [with the approval of the stockholders on June 19, 1996.]

                            SYSTEMSOFT CORPORATION

   Proxy Solicited by Board of Directors for Annual Meeting on June 19, 1996


The undersigned stockholder of SystemSoft Corporation hereby acknowledges receipt of the Notice of Annual Meeting and related Proxy Statement and appoints Robert F. Angelo, David P. Sommers and Steven A. Berns, or any one or more of them, attorneys and proxies for the undersigned with power of substitution in each to act for and to vote, as designated below, with the same force and effect as the undersigned, all shares of SystemSoft Corporation common stock standing in the name of the undersigned at the Annual Meeting of Stockholders of SystemSoft Corporation to be held at the Boston Marriott at Copley Place in Boston, Massachusetts on June 19, 1996 at 9:00 a.m., local time and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" THE OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

- - --------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- - --------------------------------------------------------------------------------

Signature of all joint owners is required. Fiduciaries please indicate your full title. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters.

- - --------------------------------------------------------------------------------

                           HAS YOUR ADDRESS CHANGED?

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

                                                                       +++++
[X] PLEASE MARK VOTES                                                      +
    AS IN THIS EXAMPLE                                                     +
                                                                           +

                                                With-          For All
                                    For         hold           Except
1.) Election of Directors           [_]          [_]             [_]

    Nominees:

               Robert F. Angelo, Robert N. Goldman,
                W. Frank King and David J. McNeff

    If you wish to withhold authority to vote for all nominees, mark the "Withhold" box. If you wish to withhold authority with respect to certain nominee(s), mark the "For All Except" box and strike a line through the particular name(s).

    RECORD DATE SHARES:

2.) Approve an amendment to the 1994 Omnibus      For      Against     Abstain
    Stock Plan increasing the maximum number      [_]        [_]         [_]
    of shares issuable thereunder from 750,000 to 2,000,000.

3.) Approve an amendment to the Company's
    1994 Employee Stock Purchase Plan             For      Against     Abstain
    increasing the maximum number of shares       [_]        [_]         [_]
    issuable thereunder from 100,000 to 350,000.

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
    VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY
    COME BEFORE THE MEETING OR ANY ADJOURNMENT
    THEREOF.

    The Board of Directors recommends a vote FOR Proposals 1,
    2 and 3.

                                               -----------------------------
                                                Date
    Please be sure to sign and date this Proxy.
- - ----------------------------------------------------------------------------



- - ---------------Stockholder sign here-------------------Co-owner sign here---


    Mark box at right if comments or address change have
    been noted on the reverse side of this card.             [_]